                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): December 15, 2005

                                             EDISON INTERNATIONAL
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-9936                        95-4137452
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-2222
                             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

        On December 15, 2005, Edison International entered into an Amended and Restated Credit Agreement (the
"Credit Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc., as
Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc., and Wells Fargo Bank, N.A.,
as Documentation Agents.

The amendments to the Credit Agreement increased the amount that Edison International can borrow on a revolving basis from $750 million to $1.0 billion, removed the interest coverage ratio covenant, amended the fee structure and changed the termination date to December 15, 2010, which may be extended.  The Credit
Agreement contains standard covenants and representations and warranties.  Edison International expects that the credit facility will be used for general corporate purposes.

        Many of the investment banking firms that are a party to the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Edison International and certain of its subsidiaries and affiliates, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

        The foregoing description is qualified in its entirety by reference to the full text of the Credit
Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

                                       Section 2 - Financial Information

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

        See Item 1.01.

                                 Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits

        See the Exhibit Index below.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EDISON INTERNATIONAL
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               -----------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  December 21, 2005

                                                 EXHIBIT INDEX

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Exhibit No.         Description

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10.1                Amended and Restated Credit Agreement among Edison International and
                    JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North
                    America, Inc., as Syndication Agent, and Credit Suisse First Boston,
                    Lehman Commercial Paper Inc., and Wells Fargo Bank, N.A., as
                    Documentation Agents, dated as of December 15, 2005.
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